Retirement Savings Plan	12 Months Ended
Dec. 31, 2011
Retirement Savings Plan [Abstract]
Retirement Savings Plan

Note 16. Retirement Savings Plan

We have established a 401(k) plan in which substantially all of our U.S. employees are eligible to participate. Contributions made by employees are limited to the maximum allowable for U.S. federal income tax purposes. Beginning in April 2010, we commenced a matching program whereby we match employee contributions at a rate of 100% of applicable contributions up to 3% of included compensation plus 50% of applicable contributions up to the next 2% of included compensation. Our contributions to the 401(k) plan were approximately $0.5 million and $0.3 million for the years ended December 31, 2011 and 2010. We did not make any contributions to the plan in 2009.